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                                                                 Exhibit 10.28


                    DESIGNATED ACCOUNT REPRESENTATIVE AGREEMENT

                        Relating to the Acid Rain Program

                  This DESIGNATED ACCOUNT REPRESENTATIVE AGREEMENT ("Agreement") is entered into as of December __, 2001, by and between EME HOMER CITY GENERATION L.P., a Pennsylvania limited partnership ("EMEHC"), and Homer City OL1 LLC, a Delaware limited liability company, Homer City OL2 LLC, a Delaware limited liability company, Homer City OL3 LLC, a Delaware limited liability company, Homer City OL4 LLC, a Delaware limited liability company, Homer City OL5 LLC, a Delaware limited liability company, Homer City OL6 LLC, a Delaware limited liability company, Homer City OL7 LLC, a Delaware limited liability company, and Homer City OL8 LLC, a Delaware limited liability company (together, the "Owner Lessors").

                                   WITNESSETH

                  WHEREAS, as a result of EMEHC's sale of eight undivided interests in Homer City Electric Generating Station located near Indiana, Pennsylvania (the "Homer City Station") to the Owner Lessors, Owner Lessors are the owners of eight undivided interests (totaling a 100% interest) in the Homer City Station (the "Undivided Interests").

                  WHEREAS, pursuant to eight facility leases between the Owner Lessors and EMEHC, dated as of the date hereof (the "Facility Leases"), EMEHC has leased back the Undivided Interests from the Owner Lessors.

                  WHEREAS, the Homer City Station is an affected source and Homer City Station Units 1, 2 and 3 are affected units that are subject to the acid disposition control requirements of Title IV-A of the Clean Air Act, as amended, and the rules promulgated thereunder by the United States Environmental Protection Agency ("U.S. EPA") at 40 C.F.R. Parts 72-78 (collectively, "Acid Rain Program").

                  WHEREAS, as a result of the purchase of the Homer City Station, the Owner Lessors are undertaking to transfer certain environmental permits for the Homer City Station, including the acid rain permit issued by U.S. EPA.

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                  WHEREAS, pursuant to the Acid Rain Program, the Owner Lessors, as the new owners of the Homer City Station, are required to designate an authorized account representative (a "SOx Designated Representative") for the units at the Homer City Station subject to the U.S. EPA's Acid Rain Program.

                  WHEREAS, the Owner Lessors have not purchased nor paid for emission allowances from EMEHC as part of the purchase of Undivided Interests in the Homer City Station, and wish to provide authority to EMEHC to appoint a SOx Designated Representative for purposes of controlling disposition of such allowances at all times and for so long as the Facility Leases are in effect.


                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the foregoing recitals, the parties hereto covenant and agree as follows:

                  1. APPOINTMENT. Each Owner Lessor hereby irrevocably grant to EMEHC the right to appoint a SOx Designated Representative and any successors thereto for the Homer City Station, including, but not limited to Homer City Station Units 1, 2 and 3, as required under the Acid Rain Program, and EMEHC hereby accepts the right to so appoint a SOx Designated Representative unless and until the applicable Facility Lease expires or is terminated in accordance with its terms.

                  2. SCOPE OF APPOINTMENT. EMEHC and each Owner Lessor agree that EMEHC's chosen SOx Designated Representative's duties and responsibilities as SOx Designated Representative shall be as required under the Acid Rain Program.

                  3. TERMINATION OF APPOINTMENT. EMEHC and each Owner Lessor agree that EMEHC's right to appoint a SOx Designated Representative under this Agreement shall be terminated upon termination of the applicable Facility Lease pursuant to an Event of Default (as defined in such Facility Lease) in accordance with the terms of such Facility Lease, and upon submission to U.S. EPA of a superseding Certificate of Representation pursuant to 40 C.F.R. Section 72.23, which superseding certificate is sufficient if signed by the Owner Lessors, only.

                  4. ACKNOWLEDGEMENT OF POWERS OF SOx DESIGNATED
REPRESENTATIVE. EMEHC and each Owner Lessor hereby acknowledge that (i) for the duration of this appointment, the SOx Designated Representative shall have full power and authority to sell, assign and otherwise dispose of SOx allowances allocated to the


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Homer City Station, or to transfer such allowances from the account maintained for the Homer City Station to any other account maintained by EMEHC or its affiliates (which allowances so transferred shall remain the property of EMEHC or other transferee notwithstanding the termination of this Agreement or any other Operative Document (as defined in each of the Participation Agreements)), on behalf of and at the direction of EMEHC, without compensation to the Owner Lessors, in each case in accordance with the provisions of each of the Participation Agreements by and among Homer City, the Owner Lessor, Wells Fargo Bank Northwest, National Association, not in its individual capacity but solely as Owner Manager, General Electric Capital Corporation, as the Owner Participant, Homer City Funding LLC, as Lender, the Lease Indenture Trustee and United States Trust Company of New York, not in its individual capacity but solely as Bondholder Trustee (as amended, modified and supplemented and in effect from time to time) (the "PARTICIPATION AGREEMENTS"); and (ii) the termination of EMEHC's right to appoint a SOx Designated Representative as described in Section 3 hereof shall not obligate the SOx Designated Representative, EMEHC or any Owner Lessor to pay additional consideration to the other parties hereto to effectuate the filing and acceptance by U.S. EPA of a superseding Certificate of Representation pursuant to 40 C.F.R. Section 72.23.

                  5. FURTHER ASSURANCES. The parties hereto agree to promptly perform or cause to be performed any and all acts and execute or cause to be executed any and all documents (including financing statements and continuation statements) as may be necessary in order to carry out the intent and purposes of this Agreement and the appointments contemplated hereby and to take any and all steps necessary to effectuate the intent of the foregoing and the other Operative Documents, including without limitation, taking all actions, making all filings, or taking such other steps as may be necessary to maintain the SOx Designated Representative chosen by EMEHC in its sole discretion as the SOx Designated Representative unless and until any Facility Lease is terminated in accordance with its terms, and thereafter, to appoint and maintain as successor designated representative the designee of the Owner Lessors.

                  6. COUNTERPARTS; EFFECTIVENESS. This Agreement may be executed in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement shall become effective when each party hereto shall have received a counterpart hereof signed by the other hereto.



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                  IN WITNESS WHEREOF, the parties hereto have executed this
Agreement as of the date first above written.

                                       EME HOMER CITY GENERATION L.P.,

                                       By:  Mission Energy Westside, Inc.,
                                            a California corporation
                                       Its: General Partner

                                            By:
                                               ---------------------------------
                                               Name:  Steven D. Eisenberg
                                               Title: Vice President


                                       HOMER CITY OL1 LLC

                                       By:  Wells Fargo Bank Northwest,
                                            National Association
                                       Its: Owner Manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       HOMER CITY OL2 LLC

                                       By:  Wells Fargo Bank Northwest,
                                            National Association
                                       Its: Owner Manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


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                                           HOMER CITY OL3 LLC

                                           By:  Wells Fargo Bank Northwest,
                                                National Association
                                           Its: Owner Manager

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                           HOMER CITY OL4 LLC

                                           By:  Wells Fargo Bank Northwest,
                                                National Association
                                           Its: Owner Manager

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:


                                           HOMER CITY OL5 LLC

                                           By:  Wells Fargo Bank Northwest,
                                                National Association
                                           Its: Owner Manager

                                                By:
                                                   -----------------------------
                                                   Name:
                                                   Title:










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                                       HOMER CITY OL6 LLC

                                       By:  Wells Fargo Bank Northwest,
                                            National Association
                                       Its: Owner Manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       HOMER CITY OL7 LLC

                                       By:  Wells Fargo Bank Northwest,
                                            National Association
                                       Its: Owner Manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:


                                       HOMER CITY OL8 LLC

                                       By:  Wells Fargo Bank Northwest,
                                            National Association
                                       Its: Owner Manager

                                            By:
                                               ---------------------------------
                                               Name:
                                               Title: